Exhibit 99.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
OF MILLER EXPLORATION COMPANY
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Miller Exploration Company (the “Company”) on Form 10-Q for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kelly E. Miller, Chief Executive Officer of the Company, certify pursuant to 18 U.S.S. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kelly E. Miller

Kelly E. Miller
Chief Executive Officer
August 12, 2002